================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                  FORM 8-K/A




                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               DECEMBER 2, 1997
                            -----------------------
                       (Date of earliest event reported)



                        SINCLAIR BROADCAST GROUP, INC.
            (Exact name of Registrant as specified in its charter)



         MARYLAND                   33-69482                   52-1494660
 (State of incorporation)     (Commission File Number)        (IRS Employer
                                                          Identification Number)



             2000 W. 41st Street, Baltimore, Maryland   21211-1420
      -------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)

      Registrant's telephone number, including area code: (410) 467-5005
                                                         --------------





================================================================================

ITEM 5. OTHER EVENTS



     As previously reported, Sinclair Broadcast Group, Inc. (the "Company") entered into acquisition agreements on July 16, 1997 (the "Heritage Acquisition Agreements") with The News Corporation Limited, Heritage Media Group, Inc. and certain subsidiaries of Heritage Media Corporation (collectively "Heritage") pursuant to which the Company has acquired or will acquire the assets of, or the right to program pursuant to Local Marketing Agreements ("LMAs"), six television stations in three markets and the assets of 24 radio stations in seven markets (the "Heritage Acquisition"). On December 3, 1997, the Company entered into an agreement to acquire, directly or indirectly, all of the equity interests of Max Media Properties LLC ("Max Media"), pursuant to which the Company will acquire, or acquire the right to program pursuant to LMA's, nine television stations and eight radio stations in eight markets (the "Max Media Acquisition"). On February 23, 1998 the Company entered into an agreement to acquire 100% of the stock of Sullivan Broadcast Holdings, Inc. and Subsidiaries ("Sullivan"), pursuant to which the Company will acquire or provide programming services to 13 television stations in 11 separate markets (the "Sullivan Acquisition" and together with the Heritage Acquisition and the Max Media Acquisition, the "Significant Acquisitions"). The Company is filing with this Current Report on Form 8-K/A pro forma financial information for the Company showing the effect of the pending offering by the Company of 6,000,000 shares of Class A Common Stock pursuant to a $1 billion shelf registration statement filed by the Company on August 22, 1997 (the "Offering") as well as basic and diluted earnings per share and basic and diluted earnings per share available to common shareholders. The effect of the Company's issuances of debt, common and preferred stock and trust-offered preferred securities and its repurchase of certain notes ("the 1997 Financings"), the Heritage Acquisition, the Max Media Acquisition, the Sullivan Acquisition were included in a Form 8-K filed March 17, 1998.


ITEM 7. PRO FORMA FINANCIAL STATEMENTS


(A) PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF SINCLAIR

     The following Pro Forma Consolidated Financial Data include the unaudited pro forma consolidated balance sheet as of December 31, 1997 (the "Pro Forma Consolidated Balance Sheet") and the unaudited pro forma consolidated statement of operations for the year ended December 31, 1997 (the "Pro Forma Consolidated Statement of Operations"). The unaudited Pro Forma Consolidated Balance Sheet is adjusted to give effect to the Significant Acquisitions and the Offering at an assumed offering price of $57 per share and application of the net proceeds therefrom as set forth in "Use of Proceeds" in the Prospectus filed March 17, 1998 as if they occurred on December 31, 1997. The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is adjusted to give effect to the 1997 Financings, the Significant Acquisitions and the Offering at an assumed offering price of $57 per share and assuming the net proceeds of the Offering will be used by the Company to repay amounts outstanding under the Company's existing credit facility under a bank credit agreement (the "Bank Credit Agreement") as if each occurred at the beginning of such period. The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Consolidated Financial Data should be read in conjunction with the Company's Consolidated Financial Statements as of and for the year ended December 31, 1997 and related notes thereto, the historical financial data of Heritage Media Services, Inc. -- Broadcasting Segment, the historical financial data of Max Media Properties LLC, and the historical financial data of Sullivan Broadcast Holdings, Inc. and Subsidiaries all of which have been filed with the Commission as part of (i) its annual report on Form 10-K for the year ended December 31, 1997; or (ii) its periodic report on Form 8-K filed March 17, 1998. The unaudited Pro Forma Consolidated Financial Data do not purport to represent what the Company's results of operations or financial position would have been had any of the above events occurred on the dates specified or to project the Company's results of operations or financial position for or at any future period or date.

                         SINCLAIR BROADCAST GROUP, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1997
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)




                                                                    CONSOLIDATED
                                                                     HISTORICAL
                                                                   -------------
                                  ASSETS
CURRENT ASSETS:
 Cash, including cash equivalents ................................   $  139,327
 Accounts receivable, net of allowance for doubtful accounts .....      123,018
 Current portion of program contract costs .......................       46,876
 Prepaid expenses and other current assets .......................        4,673
 Deferred barter costs ...........................................        3,727
 Refundable income taxes .........................................       10,581
 Deferred tax asset ..............................................        2,550
                                                                     ----------
   Total current assets ..........................................      330,752
PROGRAM CONTRACT COSTS, less current portion .....................       40,609
LOANS TO OFFICERS AND AFFILIATES .................................       11,088
PROPERTY AND EQUIPMENT, net ......................................      161,714
NON-COMPETE AND CONSULTING AGREEMENTS, net........................          200
OTHER ASSETS .....................................................      167,895
ACQUIRED INTANGIBLE BROADCASTING ASSETS, net .....................    1,321,976
                                                                     ----------
   Total Assets ..................................................   $2,034,234
                                                                     ==========
              LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable ................................................   $    5,207
 Accrued liabilities .............................................       40,532
 Current portion of long-term liabilities-
  Notes payable and commercial bank financing ....................       35,215
  Notes and capital leases payable to affiliation ................        3,073
  Program contracts payable ......................................       66,404
 Deferred barter revenues ........................................        4,273
                                                                     ----------
   Total current liabilities .....................................      154,704
LONG-TERM LIABILITIES:
  Notes payable and commercial bank financing ....................    1,022,934
  Notes and capital leases payable to affiliates .................       19,500
  Program contracts payable ......................................       62,408
  Deferred tax liability .........................................       24,092
  Other long-term liabilities ....................................        3,611
                                                                     ----------
   Total liabilities .............................................    1,287,249
                                                                     ----------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                            3,697
                                                                     ----------
COMMITMENTS AND CONTINGENCIES
COMPANY OBLIGATED MANDATORILY REDEEM-
 ABLE SECURITY OF SUBSIDIARY TRUST HOLDING
 SOLELY KDSM SENIOR DEBENTURES ...................................      200,000
                                                                     ----------
STOCKHOLDERS' EQUITY:
  Series B Preferred Stock, $.01 par value, 10,000,000 shares authorized and 1,071,381 and 512,426 shares issued and
   outstanding ...................................................           10
  Series D Preferred Stock, $.01 par value, 3,450,000 shares
   authorized 3,450,000 shares issued and outstanding ............           35
  Class A Common  Stock,  $.01 par  value,  100,000,000  shares
   authorized  and   13,733,430, 15,487,816 and 23,520,379 re-
   spectively, shares issued and outstanding .....................          137
  Class B Common Stock, $.01 par value, 35,000,000 shares
   authorized and 25,436,432 shares issued and outstanding........          255
  Additional paid-in capital .....................................      552,949
  Additional paid-in capital - equity put options ................       23,117
  Additional paid-in capital - deferred compensation .............         (954)
  Accumulated deficit ............................................      (32,261)
                                                                     ----------
   Total stockholders' equity ....................................      543,288
                                                                     ----------
   Total Liabilities and Stockholders' Equity ....................   $2,034,234
                                                                     ==========



                                                                                  SIGNIFICANT ACQUISITIONS
                                                                   -------------------------------------------------------
                                                                                                              SULLIVAN
                                                                       HERITAGE(A)       MAX MEDIA(B)     BROADCASTING(C)
                                                                   ------------------ ------------------ -----------------

                                  ASSETS
CURRENT ASSETS:
 Cash, including cash equivalents ................................    $  (139,327)
 Accounts receivable, net of allowance for doubtful accounts .....
 Current portion of program contract costs .......................          1,462        $     2,325       $    22,850
 Prepaid expenses and other current assets .......................
 Deferred barter costs ...........................................            578               640
  Refundable income taxes .........................................
 Deferred tax asset ..............................................
                                                                      -----------        -----------       -----------
  Total current assets ..........................................       (137,287)             2,965            22,850
PROGRAM CONTRACT COSTS, less current portion .....................          1,179              2,182            23,432
LOANS TO OFFICERS AND AFFILIATES .................................
PROPERTY AND EQUIPMENT, net ......................................         32,859             25,556            39,723
NON-COMPETE AND CONSULTING AGREEMENTS, net........................
OTHER ASSETS .....................................................        (65,500)           (12,817)
ACQUIRED INTANGIBLE BROADCASTING ASSETS, net. ....................        368,336            229,490         1,135,309
                                                                      -----------        -----------       ------------
   Total Assets ..................................................    $   199,587        $   247,376       $ 1,221,314
                                                                      ===========        ===========       ============
              LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable ................................................
 Accrued liabilities .............................................
 Current portion of long-term liabilities-
  Notes payable and commercial bank financing ....................
  Notes and capital leases payable to affiliation ................
  Program contracts payable ......................................    $     1,788        $     2,431       $    24,944
 Deferred barter revenues ........................................            350              1,026
                                                                      -----------        -----------       -----------
   Total current liabilities .....................................          2,138              3,457            24,944
LONG-TERM LIABILITIES:
  Notes payable and commercial bank financing ....................        196,673 (d)        242,183 (e)       900,000 (f)
  Notes and capital leases payable to affiliates .................
  Program contracts payable ......................................            776              1,736            22,710
  Deferred tax liability .........................................                                             173,660
  Other long-term liabilities ....................................
                                                                      -----------        -----------       ------------
   Total liabilities .............................................        199,587            247,376         1,121,314
                                                                      -----------        -----------       ------------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                                 --                 --                --
                                                                      -----------        -----------       ------------
COMMITMENTS AND CONTINGENCIES
COMPANY OBLIGATED MANDATORILY REDEEM-
 ABLE SECURITY OF SUBSIDIARY TRUST HOLDING
 SOLELY KDSM SENIOR DEBENTURES ...................................             --                 --                --
                                                                      -----------        -----------       ------------
STOCKHOLDERS' EQUITY:
  Series B Preferred Stock, $.01 par value, 10,000,000 shares authorized and 1,071,381 and 512,426 shares issued and
   outstanding ...................................................
  Series D Preferred Stock, $.01 par value, 3,450,000 shares authorized 3,450,000 shares issued and outstanding ............
  Class A Common  Stock,  $.01 par  value,  100,000,000  shares
   authorized  and   13,733,430, 15,487,816 and 23,520,379 re-
   spectively, shares issued and outstanding .....................                                                  18
  Class B Common Stock, $.01 par value, 35,000,000 shares
   authorized and 25,436,432 shares issued and outstanding........
  Additional paid-in capital .....................................                                              99,982
  Additional paid-in capital - equity put options ................
  Additional paid-in capital - deferred compensation .............
  Accumulated deficit ............................................
   Total stockholders' equity ....................................             --                 --           100,000
                                                                      -----------        -----------       ------------
   Total Liabilities and Stockholders' Equity ....................    $   199,587        $   247,376       $ 1,221,314
                                                                      ===========        ===========       ============




                                                                     CONSOLIDATED
                                                                      HISTORICAL
                                                                    AND SIGNIFICANT
                                                                     ACQUISITIONS
                                                                   ----------------
                                  ASSETS
CURRENT ASSETS:
 Cash, including cash equivalents ................................    $       --
 Accounts receivable, net of allowance for doubtful accounts .....       123,018
 Current portion of program contract costs .......................        73,513
 Prepaid expenses and other current assets .......................         4,673
 Deferred barter costs ...........................................         4,945
 Refundable income taxes .........................................        10,581
 Deferred tax asset ..............................................         2,550
                                                                      ----------
   Total current assets ..........................................       219,280
PROGRAM CONTRACT COSTS, less current portion .....................        67,402
LOANS TO OFFICERS AND AFFILIATES .................................        11,088
PROPERTY AND EQUIPMENT, net ......................................       259,852
NON-COMPETE AND CONSULTING AGREEMENTS, net........................           200
OTHER ASSETS .....................................................        89,578
ACQUIRED INTANGIBLE BROADCASTING ASSETS, net......................     3,055,111
                                                                      ----------
   Total Assets ..................................................    $3,702,511
                                                                      ==========
              LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable ................................................    $    5,207
 Accrued liabilities .............................................        40,532
 Current portion of long-term liabilities-
  Notes payable and commercial bank financing ....................        35,215
  Notes and capital leases payable to affiliation ................         3,073
  Program contracts payable ......................................        95,567
 Deferred barter revenues ........................................         5,649
                                                                      ----------
   Total current liabilities .....................................       185,243
LONG-TERM LIABILITIES:
  Notes payable and commercial bank financing ....................     2,361,790
  Notes and capital leases payable to affiliates .................        19,500
  Program contracts payable ......................................        87,630
  Deferred tax liability .........................................       197,752
  Other long-term liabilities ....................................         3,611
                                                                      ----------
   Total liabilities .............................................     2,855,526
                                                                      ----------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                             3,697
                                                                      ----------
COMMITMENTS AND CONTINGENCIES
COMPANY OBLIGATED MANDATORILY REDEEM-
 ABLE SECURITY OF SUBSIDIARY TRUST HOLDING
 SOLELY KDSM SENIOR DEBENTURES ...................................       200,000
                                                                      ----------
STOCKHOLDERS' EQUITY:
  Series B Preferred Stock,  $.01 par value,  10,000,000  shares authorized and 1,071,381 and 512,426 shares issued and
   outstanding ...................................................            10
  Series D Preferred Stock, $.01 par value, 3,450,000 shares
   authorized 3,450,000 shares issued and outstanding ............            35
  Class A Common Stock, $.01 par value, 100,000,000 shares
   authorized and 13,733,430, 15,487,816 and 23,520,379 re-
   spectively, shares issued and outstanding .....................           155
  Class B Common Stock, $.01 par value, 35,000,000 shares
   authorized and 25,436,432 shares issued and outstanding........           255
  Additional paid-in capital .....................................       652,931
  Additional paid-in capital - equity put options ................        23,117
  Additional paid-in capital - deferred compensation .............          (954)
  Accumulated deficit ............................................       (32,261)
                                                                      ----------
   Total stockholders' equity ....................................       643,288
                                                                      ----------
   Total Liabilities and Stockholders' Equity ....................    $3,702,511
                                                                      ==========

                        SINCLAIR BROADCAST GROUP, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1997
                            (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)




                                                                                                                      CONSOLIDATED
                                                                                    CONSOLIDATED                       HISTORICAL,
                                                                                     HISTORICAL                        SIGNIFICANT
                                                                                  AND SIGNIFICANT                     ACQUISITIONS,
                                                                                    ACQUISITIONS       OFFERING(G)    AND OFFERING
                                                                                 -----------------  ---------------- --------------
                                        ASSETS
CURRENT ASSETS:
 Cash, including cash equivalents ...............................................   $       --                         $       --
 Accounts receivable, net of allowance for doubtful accounts ....................      123,018                            123,018
 Current portion of program contract costs ......................................       73,513                             73,513
 Prepaid expenses and other current assets ......................................        4,673                              4,673
 Deferred barter costs ..........................................................        4,945                              4,945
 Refundable income taxes ........................................................       10,581                             10,581
 Deferred tax asset .............................................................        2,550                              2,550
                                                                                    ----------         ---------       ----------
   Total current assets .........................................................      219,280                --          219,280
PROGRAM CONTRACT COSTS, less current portion ....................................       67,402                             67,402
LOANS TO OFFICERS AND AFFILIATES ................................................       11,088                             11,088
PROPERTY AND EQUIPMENT, net .....................................................      259,852                            259,852
NON-COMPETE AND CONSULTING AGREEMENTS, net ......................................          200                                200
OTHER ASSETS ....................................................................       89,578                             89,578
ACQUIRED INTANGIBLE BROADCASTING ASSETS, net ....................................    3,055,111                          3,055,111
                                                                                    ----------         ---------       ----------
   Total Assets .................................................................   $3,702,511         $      --       $3,702,511
                                                                                    ==========         =========       ==========
                          LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Accounts payable ...............................................................   $    5,207                         $    5,207
 Accrued liabilities ............................................................       40,532                             40,532
 Current portion of long-term liabilities-
  Notes payable and commercial bank financing ...................................       35,215                             35,215
  Notes and capital leases payable to affiliation ...............................        3,073                              3,073
  Program contracts payable .....................................................       95,567                             95,567
 Deferred barter revenues .......................................................        5,649                              5,649
                                                                                    ----------         ---------       ----------
   Total current liabilities ....................................................      185,243                --          185,243
LONG-TERM LIABILITIES:
  Notes payable and commercial bank financing ...................................    2,361,790         $(329,230)       2,032,560
  Notes and capital leases payable to affiliates ................................       19,500                             19,500
  Program contracts payable .....................................................       87,630                             87,630
  Deferred tax liability ........................................................      197,752                            197,752
  Other long-term liabilities ...................................................        3,611                              3,611
                                                                                    ----------         ---------       ----------
   Total liabilities ............................................................    2,855,526          (329,230)       2,526,296
                                                                                    ----------         ---------       ----------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES ..................................        3,697                --            3,697
                                                                                    ----------         ---------       ----------
COMMITMENTS AND CONTINGENCIES
COMPANY OBLIGATED MANDATORILY REDEEMABLE SECURITY
 OF SUBSIDIARY TRUST HOLDING SOLELY KDSM SENIOR DEBEN-
 TURES ..........................................................................      200,000                --          200,000
                                                                                    ----------         ---------       ----------
STOCKHOLDERS' EQUITY:
  Series B Preferred Stock, $.01 par value, 10,000,000 shares authorized and
   1,071,381 and 512,426 shares issued and outstanding ..........................           10                 (5)              5
  Series D Preferred Stock, $.01 par value, 3,450,000 shares authorized and
   3,450,000 shares issued and outstanding .....................................            35                                 35
  Class A Common Stock, $.01 par value, 100,000,000 shares authorized and
   13,733,430, 15,487,816 and 23,520,379 respectively, shares issued and out-
   standing .....................................................................          155                 80             235
  Class B Common Stock, $.01 par value, 35,000,000 shares authorized and
   25,436,432 shares issued and outstanding .....................................          255                                255
  Additional paid-in capital ....................................................      652,931            329,155         982,086
  Additional paid-in capital - equity put options ...............................       23,117                             23,117
  Additional paid-in capital - deferred compensation ............................         (954)                              (954)
  Accumulated deficit ...........................................................      (32,261)                           (32,261)
                                                                                    ----------         -----------     ----------
   Total stockholders' equity ...................................................      643,288            329,230         972,518
                                                                                    ----------         -----------     ----------
   Total Liabilities and Stockholders' Equity ...................................   $3,702,511         $       --      $3,702,511
                                                                                    ==========         ===========     ==========

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                            (DOLLARS IN THOUSANDS)

(a) The Heritage Acquisition column reflects the assets and liabilities acquired in connection with the $630,000 purchase of Heritage. The Heritage Acquisition column gives effect to the Company's definitive agreements to sell radio stations KKSN-AM, KKSN-FM, and KKRH-FM serving the Portland, Oregon market, radio stations, WBBF-AM, WBEE-FM, WKLX-FM, and WQRV-FM serving the Rochester, New York market and television stations WPTZ-TV, WNNE-TV and WFFF-TV serving the Burlington, Vermont and Plattsburgh, New York markets (the "Dispositions"). Total acquired intangibles are calculated as follows:



                                                                                                HERITAGE
                                                                    HERITAGE    DISPOSITIONS   ACQUISITION
                                                                  ------------ -------------- ------------
      Purchase Price ............................................                              $  630,000
       Add:
         Liabilities acquired--
         Current portion of program contracts payable ...........  $   2,194      $  (406)          1,788
         Deferred barter revenues ...............................        676         (326)            350
         Long-term portion of program contracts payable .........        857          (81)            776
       Less:
         Assets acquired--
         Current portion of program contract costs ..............     (1,704)         242          (1,462)
         Deferred barter costs ..................................       (880)         302            (578)
         Program contract costs, less current portion ...........     (1,323)         144          (1,179)
         Property and equipment .................................    (45,840)      12,981         (32,859)
         Proceeds from sale of stations .........................                                (228,500)
                                                                                               ----------
         Acquired intangibles ...................................                              $  368,336
                                                                                               ==========




(b) The Max Media Acquisition column reflects the assets and liabilities acquired in connection with the $255,000 purchase of Max Media. The Max Media Acquisition is subject to a number of conditions customary for acquisitions of broadcasting properties. Total acquired intangibles are calculated as follows:





                                                                      MAX MEDIA
                                                                    ------------
     Purchase Price .............................................    $ 255,000
       Add:
        Liabilities acquired--
        Current portion of program contracts payable ............        2,431
        Deferred barter revenues ................................        1,026
        Long-term portion of program contracts payable ..........        1,736
       Less:
        Assets acquired--
        Current portion of program contract costs ...............       (2,325)
        Deferred barter costs ...................................         (640)
        Program contract costs, less current portion ............       (2,182)
        Property and equipment ..................................      (25,556)
                                                                     ---------
        Acquired intangibles ....................................    $ 229,490
                                                                     =========


(c) The Sullivan Broadcasting Acquisition column reflects the assets and liabilities acquired in connection with the $1,000,000 purchase of 100% of the outstanding capital stock of Sullivan Broadcast Holdings, Inc. and its subsidiaries. Included in the total purchase price is $100,000 of Class A Common Stock, which may be issued at the option of the Company pursuant to the Sullivan Acquisition Agreement. The Sullivan Acquisition is subject to a number of conditions customary for acquisitions of broadcasting properties. Total acquired intangibles are calculated as follows:





                                                                     SULLIVAN
                                                                  -------------
     Purchase Price ...........................................    $1,000,000
       Add:
        Liabilities acquired--
        Current portion of program contracts costs ............        24,944
        Long-term portion of program contract costs ...........        22,710
        Deferred tax liability ................................       173,660
       Less:
        Assets acquired--
        Current portion of program contracts ..................       (22,850)
        Program contract costs, less current portion ..........       (23,432)
        Property and equipment ................................       (39,723)
                                                                   ----------
        Acquired intangibles ..................................    $1,135,309
                                                                   ==========





(d) To reflect indebtedness of $196,673 incurred in connection with the Heritage Acquisition as follows:




     Purchase Price ...........................................   $  630,000
       Less:
        Proceeds from dispositions ............................     (228,500)
        Deposits ..............................................      (65,500)
        Cash utilized .........................................     (139,327)
                                                                  ----------
        Indebtedness incurred .................................   $  196,673
                                                                  ==========




(e) To reflect $242,183 incurred (net of a $12,817 deposit) under the Bank Credit Agreement in connection with the Max Media Acquisition. The Company will need to obtain an amendment or refinancing of the Bank Credit Agreement in order to complete all pending acquisitions. See "Prospectus Supplement Summary -- Recent Developments."

(f) To reflect $900,000 incurred (net of $100,000 of Class A Common Stock, which may be issued at the option of the Company pursuant to the Sullivan Acquisition) under the Bank Credit Agreement in connection with the Sullivan Acquisition. The Company will need to obtain an amendment or refinancing of the Bank Credit Agreement in order to complete all pending acquisitions. See "Prospectus Supplement Summary -- Recent Developments."

(g) To reflect the net proceeds to the Company of the Offering at an assumed offering price of $57 per share, net of $12,770 underwriting discounts and commissions and estimated expenses and the application of the proceeds therefrom.

                        SINCLAIR BROADCAST GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)




                                                       CONSOLIDATED
                                                        HISTORICAL
                                                        ----------
REVENUES:
 Station broadcast revenues, net of agency
 commissions ........................................   $ 471,228
 Revenues realized from station barter
 arrangements .......................................      45,207
                                                        ---------
  Total revenues ....................................     516,435
                                                        ---------
OPERATING EXPENSES:
 Program and production .............................      92,178
 Selling, general and administrative ................     106,084
 Expenses realized from barter arrangements .........      38,114
 Amortization of program contract costs and net
 realized value adjustments .........................      66,290
 Amortization of deferred compensation ..............       1,636
 Depreciation and amortization of property and
 equipment ..........................................      18,040
 Amortization of acquired intangible assets, non-
 compete, consult, and other ........................      67,840
                                                        ---------
  Total operating expenses ..........................     390,182
                                                        ---------
  Broadcast operating income (loss) .................     126,253
                                                        ---------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount
 expense ............................................     (98,393)
 Subsidiary trust minority interest expense .........     (18,600)
 Interest income ....................................       2,174
 Other income .......................................          54
                                                        ---------
  Income (loss) before provision (benefit) for
  income taxes ......................................      11,488
PROVISION (BENEFIT) FOR INCOME
 TAXES ..............................................      15,984
                                                        ---------
NET INCOME (LOSS) BEFORE
 EXTRAORDINARY ITEM .................................      (4,496)
EXTRAORDINARY ITEM ..................................      (6,070)
                                                        ---------
NET INCOME (LOSS) ...................................   $ (10,566)
                                                        =========
NET INCOME (LOSS) AVAILABLE TO COM-
 MON SHAREHOLDERS ...................................   $ (13,329)
                                                        =========
BASIC EARNINGS PER SHARE:
 Income (loss) per share before extraordinary
 item and preferred stock dividends..............       $   (0.13)
                                                        =========
 Loss per share before extraordinary item avail-
 able to common shareholders ........................   $   (0.20)
                                                        =========
 Net loss per share .................................   $   (0.37)
                                                        =========
 Average shares outstanding .........................      35,951
                                                        =========
DILUTED EARNINGS PER SHARE:
 Income (loss) per share before extraordinary
 item and preferred stock dividends..................   $   (0.13)
                                                        =========
 Loss per share before extraordinary item avail-
 able to common shareholders ........................   $   (0.20)
                                                        =========
 Net loss per share .................................   $   (0.37)
                                                        =========
 Average shares outstanding .........................      40,078
                                                        =========


                                                                                    1997 FINANCINGS
                                                      ----------------------------------------------------------------------------
                                                                                                 1997 COMMON       TENDER OFFER
                                                                               JULY 1997             AND                AND
                                                             HYTOPS               DEBT            PREFERRED        DECEMBER 1997
                                                            ISSUANCE            ISSUANCE       STOCK ISSUANCES     DEBT ISSUANCE
                                                      ------------------- ------------------- ----------------- ------------------
REVENUES:
 Station broadcast revenues, net of agency
 commissions ........................................
 Revenues realized from station barter
 arrangements .......................................
  Total revenues ....................................     ----------          ----------            ---------          ---------
                                                                  --                  --                --                 --
                                                          ----------          ----------            ---------          ---------
OPERATING EXPENSES:
 Program and production .............................
 Selling, general and administrative ................
 Expenses realized from barter arrangements .........
 Amortization of program contract costs and net
 realized value adjustments .........................
 Amortization of deferred compensation ..............
 Depreciation and amortization of property and
 equipment ..........................................
 Amortization of acquired intangible assets, non-
 compete, consult, and other ........................    $       133 (f)     $       249 (g)
                                                         -----------         -----------             ---------         ---------
  Total operating expenses ..........................            133                 249                --                 --
                                                         -----------         -----------             ---------         ---------
  Broadcast operating income (loss) .................           (133)               (249)               --                 --
                                                         -----------         -----------             ---------         ---------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount

 expense ............................................          1,852 (i)          (1,734) (j)    $  16,857 (k)      $  (2,010)(l)
 Subsidiary trust minority interest expense .........         (4,650)(o)
 Interest income ....................................
 Other income .......................................
  Income (loss) before provision (benefit) for            ----------         ----------          ----------         ----------
  income taxes ......................................         (2,931)             (1,983)           16,857             (2,010)
PROVISION (BENEFIT) FOR INCOME
 TAXES ..............................................         (1,172) (q)           (793) (q)        6,743 (q)           (804)(q)
                                                         -----------         -----------         ---------          ---------
NET INCOME (LOSS) BEFORE
 EXTRAORDINARY ITEM .................................         (1,759)             (1,190)           10,114             (1,206)
EXTRAORDINARY ITEM ..................................                                                                     (69)(r)
                                                         -----------         -----------         ----------         ----------
NET INCOME (LOSS) ...................................    $    (1,759)        $    (1,190)        $  10,114          $  (1,275)
                                                         ===========         ===========         =========          =========
NET INCOME (LOSS) AVAILABLE TO COM-
 MON SHAREHOLDERS ...................................

BASIC EARNINGS PER SHARE:
 Income (loss) per share before extraordinary
 item and preferred stock dividends..................
 Loss per share before extraordinary item avail-
 able to common shareholders ........................
 Net loss per share .................................
 Average shares outstanding .........................

DILUTED EARNINGS PER SHARE:
 Income (loss) per share before extraordinary
 item ...............................................
 Loss per share before extraordinary item avail-
 able to common shareholders ........................
 Net loss per share .................................
 Average shares outstanding .........................

                                                                                   SIGNIFICANT ACQUISITIONS
                                                         CONSOLIDATED   ----------------------------------------------
                                                        HISTORICAL AND                                    SULLIVAN
                                                       1997 FINANCINGS   HERITAGE(A)   MAX MEDIA(B)   BROADCASTING(C)
                                                      ----------------- ------------- -------------- -----------------
REVENUES:
 Station broadcast revenues, net of agency
 commissions ........................................    $  471,228       $ 72,383       $ 51,351        $ 120,124
 Revenues realized from station barter
 arrangements .......................................        45,207          3,996          5,362           17,650
                                                         ----------       --------       --------        ---------
  Total revenues ....................................       516,435         76,379         56,713          137,774
                                                         ----------       --------       --------        ---------
OPERATING EXPENSES:
 Program and production .............................        92,178         27,645         10,662           17,301
 Selling, general and administrative ................       106,084         17,010         24,148           28,319
 Expenses realized from barter arrangements .........        38,114          3,474          2,334           16,999
 Amortization of program contract costs and net
 realized value adjustments .........................        66,290          1,974          5,546           13,198
 Amortization of deferred compensation ..............         1,636
 Depreciation and amortization of property and
 equipment ..........................................        18,040          4,246          4,713            9,464
 Amortization of acquired intangible assets, non-
 compete, consult, and other ........................        68,222         15,083          8,028           32,756
                                                         ----------       --------       --------        ---------
  Total operating expenses ..........................       390,564         69,432         55,431          118,037
                                                         ----------       --------       --------        ---------
  Broadcast operating income (loss) .................       125,871          6,947          1,282           19,737
                                                         ----------       --------       --------        ---------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount
 expense ............................................       (83,428)        (5,940)        (6,078)         (40,711)
 Subsidiary trust minority interest expense .........       (23,250)
 Interest income ....................................         2,174
 Other income .......................................            54          8,636          8,795               12
                                                         ----------       --------       --------        ---------
  Income (loss) before provision (benefit) for
  income taxes ......................................        21,421          9,643          3,999          (20,962)
PROVISION (BENEFIT) FOR INCOME
 TAXES ..............................................        19,958 (q)      7,583             --           (5,488)
                                                         ----------       --------       --------        ---------
NET INCOME (LOSS) BEFORE
 EXTRAORDINARY ITEM .................................         1,463          2,060          3,999          (15,474)
EXTRAORDINARY ITEM ..................................        (6,139)
                                                         ----------       --------       --------        ---------
NET INCOME (LOSS) ...................................    $   (4,676)      $  2,060       $  3,999        $ (15,474)
                                                         ==========       ========       ========        =========
NET INCOME (LOSS) AVAILABLE TO COM-
 MON SHAREHOLDERS ...................................    $  (15,026)
                                                         ==========
BASIC EARNINGS PER SHARE:
 Income (loss) per share before extraordinary
 item ...............................................    $     0.04
                                                         ==========
 Loss per share before extraordinary item avail-
 able to common shareholders ........................    $    (0.23)
                                                         ==========
 Net loss per share .................................    $    (0.38)
                                                         ==========
 Average shares outstanding .........................        39,112 (s)
                                                         ==========
DILUTED EARNINGS PER SHARE:
 Income (loss) per share before extraordinary
 item ...............................................    $     0.03
                                                         ==========
 Loss per share before extraordinary item avail-
 able to common shareholders ........................    $    (0.23)
                                                         ==========
 Net loss per share .................................    $    (0.38)
                                                         ==========
 Average shares outstanding .........................        42,583 (s)
                                                         ==========

                                                                            CONSOLIDATED                         HISTORICAL,
                                                                            HISTORICAL,                        1997 FINANCINGS,
                                                                          1997 FINANCINGS                        SIGNIFICANT
                                                          ACQUISITION     AND SIGNIFICANT                        ACQUISITIONS
                                                          ADJUSTMENTS       ACQUISITIONS        OFFERING         AND OFFERING
                                                      ------------------ ----------------- ------------------ -----------------

REVENUES:
 Station broadcast revenues, net of agency
 commissions ........................................                       $  715,086                           $  715,086
 Revenues realized from station barter
 arrangements .......................................                           72,215                               72,215
                                                             ----------     ----------         ----------        ----------
  Total revenues ....................................            --            787,301                --            787,301
                                                             ----------     ----------         ----------        ----------
OPERATING EXPENSES:
 Program and production .............................                          147,786                              147,786
 Selling, general and administrative ................    $   (9,401)(d)        166,160                              166,160
 Expenses realized from barter arrangements .........                           60,921                               60,921
 Amortization of program contract costs and net
 realized value adjustments .........................                           87,008                               87,008
 Amortization of deferred compensation ..............                            1,636                                1,636
 Depreciation and amortization of property and
 equipment ..........................................        (1,473)(e)         34,990                               34,990
 Amortization of acquired intangible assets, non-
 compete, consult, and other ........................        17,098 (h)        141,187                              141,187
                                                         ----------         ----------         ----------        ----------
  Total operating expenses ..........................         6,224            639,688                --            639,688
                                                         ----------         ----------         ----------        ----------
  Broadcast operating income (loss) .................        (6,224)           147,613                --            147,613
                                                         ----------         ----------         ----------        ----------
OTHER INCOME (EXPENSE):
 Interest and amortization of debt discount
 expense ............................................       (59,477)(m)       (195,634)        $  22,816 (n)       (172,818)
 Subsidiary trust minority interest expense .........                          (23,250)                             (23,250)
 Interest income ....................................          (280)(p)          1,894                                1,894
 Other income .......................................                           17,497                               17,497
                                                          ----------        ----------         ---------         ----------
  Income (loss) before provision (benefit) for
  income taxes ......................................       (65,981)           (51,880)           22,816            (29,064)
PROVISION (BENEFIT) FOR INCOME
 TAXES ..............................................       (26,392)(q)         (4,339)            9,126 (q)          4,787
                                                          ---------         ----------         ---------         ----------
NET INCOME (LOSS) BEFORE
 EXTRAORDINARY ITEM .................................       (39,589)           (47,541)           13,690            (33,851)
EXTRAORDINARY ITEM ..................................                           (6,139)                              (6,139)
                                                          ----------        ----------         ----------         ----------
NET INCOME (LOSS) ...................................    $  (39,589)        $  (53,680)        $  13,690         $  (39,990)
                                                          ==========         ==========         =========         ==========
NET INCOME (LOSS) AVAILABLE TO COM-
 MON SHAREHOLDERS ...................................                       $  (64,030)                          $  (50,340)
                                                                            ==========                           ==========
BASIC EARNINGS PER SHARE:
 Income (loss) per share before extraordinary
 item ...............................................                       $    (1.16)                          $    (0.69)
                                                                            ==========                           ==========
 Loss per share before extraordinary item avail-
 able to common shareholders ........................                       $    (1.42)                          $    (0.90)
                                                                            ==========                           ==========
 Net loss per share .................................                       $    (1.57)                          $    (1.03)
                                                                            ==========                           ==========
 Average shares outstanding .........................                           40,866 (t)                           48,899 (u)
                                                                            ==========                           ==========
DILUTED EARNINGS PER SHARE:
 Income (loss) per share before extraordinary
 item ...............................................                       $    (1.16)                          $    (0.69)
                                                                            ==========                           ==========
 Loss per share before extraordinary item avail-
 able to common shareholders ........................                       $    (1.42)                          $    (0.90)
                                                                            ==========                           ==========
 Net loss per share .................................                       $    (1.57)                          $    (1.03)
                                                                            ==========                           ==========
 Average shares outstanding .........................                           44,337 (t)                           50,337 (u)
                                                                            ==========                           ==========

                        SINCLAIR BROADCAST GROUP, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                            (DOLLARS IN THOUSANDS)

(a) The Heritage column reflects the results of operations for for the period from January 1, 1997 to December 31, 1997, less television and radio stations the Company has definitive agreements to sell. These dispositions include the Portland, Oregon and Rochester, New York radio stations and the Burlington, Vermont and Plattsburgh, New York television stations.

(b) The Max Media column reflects the results of operations for Max Media for the period from January 1, 1997 to December 31, 1997. Included within "other income" is a one time gain on station sales of approximately $8,500.

(c) The Sullivan column reflects the results of operations for Sullivan for the period from January 1, 1997 to December 31, 1997.

(d) To adjust operating expenses for corporate overhead (net of integration costs the Company anticipates incurring as a result of the Significant Acquisitions) which the Company does not expect to incur upon consummation of the Heritage Acquisition, Max Media Acquisition and Sullivan Acquisition on a going-forward basis.

(e) To record depreciation expense related to acquired tangible assets and eliminate depreciation expense recorded by Heritage, Max Media, and Sullivan from January 1, 1997 to December 31, 1997. Tangible assets are to be depreciated over lives ranging from three to 20 years, calculated as follows:



                                                                                               YEAR ENDED
                                                                                            DECEMBER 31, 1997
                                                                            -------------------------------------------------
                                                                             HERITAGE   MAX MEDIA    SULLIVAN       TOTAL
                                                                            ---------- ----------- ------------ -------------
   Depreciation expense on acquired tangible assets .......................  $  5,231   $  4,637     $  7,082     $  16,950
   Less: Depreciation expense recorded by Heritage, Max Media and Sullivan     (4,246)    (4,713)      (9,464)      (18,423)
                                                                             --------   --------     --------     ---------
   Pro forma adjustment ...................................................  $    985   $    (76)    $ (2,382)    $  (1,473)
                                                                             ========   ========     ========     =========



(f) To record amortization expense on other assets that relate to the HYTOPS Issuance for one year ($7,677 over 12 years).



   Amortization expense on other assets ..................                                                       $  640
   Amortization expense recorded by the Company ..........                                                         (507)
                                                                                                                 ------
   Pro Forma adjustment ..................................                                                       $  133
                                                                                                                 ======



(g) To record amortization expense on other assets that relate to the July 1997 Notes Issuance for one year ($4,766 over 10 years).



   Amortization expense on other assets ..................                                                       $  477
   Amortization expense recorded by the Company ..........                                                         (228)
                                                                                                                 ------
   Pro Forma adjustment ..................................                                                       $  249
                                                                                                                 ======



(h) To record amortization expense related to acquired intangible assets and deferred financing costs and eliminate amortization expense recorded by Heritage, Max Media and Sullivan from January 1, 1997 to December 31, 1997. Intangible assets are to be amortized over lives ranging from one to 40 years, calculated as follows:

                                                                                                YEAR ENDED
                                                                                            DECEMBER 31, 1997
                                                                            --------------------------------------------------
                                                                              HERITAGE    MAX MEDIA    SULLIVAN       TOTAL
                                                                            ------------ ----------- ------------ ------------
   Amortization expense on acquired intangible assets .....................  $  20,974    $ 12,357    $  39,634    $  72,965
   Less: Amortization expense recorded by Heritage, Max Media and Sullivan     (15,083)     (8,028)     (32,756)     (55,867)
                                                                             ---------    --------    ---------    ---------
   Pro forma adjustment ...................................................  $   5,891    $  4,329    $   6,878    $  17,098
                                                                             =========    ========    =========    =========



(i) To record the net interest expense reduction for the year ended December 31, 1997 related to the application of the HYTOPS Issuance proceeds to the outstanding balance under the revolving credit facility under the Bank Credit Agreement offset by an increase in commitment fees for the available but unused portion of the revolving credit facility.




   Interest on adjusted borrowings on the revolving credit facility for the period from
     January 1, 1997 to March 5, 1997 ....................................................            $  2,865
   Commitment fee on available but unused borrowings of $250,000 for five months and
     $675,000 for seven months of revolving credit facility at 1/2 of 1%..................              (2,490)
   Commitment fee on available borrowings recorded by the Company ........................               1,477
                                                                                                      --------
   Pro forma adjustment ..................................................................            $  1,852
                                                                                                      ========



(j) To record the net interest expense reduction related to the application of the net proceeds of the July 1997 Debt Issuance to repay borrowings under the Bank Credit Agreement for the period from January 1, 1997 to June 27, 1997 offset by an increase in interest expense for the July 1997 Notes Issuance ($200,000 at 9%) net of interest recorded by the Company.

(k) To record the interest expense reduction of $16,857 related to the application of the net proceeds of the 1997 Common Stock Issuance and the 1997 Preferred Stock Issuance to repay borrowings under the Bank Credit Agreement for the period from January 1, 1997 to September 17, 1997.

(l) To record adjustments related to the December 1997 Notes Issuance ($250,000 at 8.75%) and the Debt Repurchase as follows:



     Interest Adjustments:
        Interest on December Debt Issuance for one year ..................................    $ 21,875
        Interest recorded on the 1993 Notes ..............................................      (9,646)
        Interest recorded on the December Debt Issuance ..................................        (911)
        Interest expense reduction related to the application of the net proceeds from the
         December Debt Issuance ..........................................................      (9,688)
                                                                                              --------
                                                                                                 1,630
                                                                                              --------
     Amortization Adjustments:
        Amortization of deferred financing costs and debt discount .......................         678
        Amortization recorded by the Company .............................................        (298)
                                                                                              --------
                                                                                                   380
                                                                                              --------
        Pro forma adjustment .............................................................    $  2,010
                                                                                              ========




(m) To record interest expense for the year ended December 31, 1997 on acquisition financing relating to Heritage, Max Media and Sullivan of $401,500, $242,183 and $900,000 (under the Company's Bank Credit Agreement at 7.43%), and eliminate interest expense recorded.





                                                                                          YEAR ENDED
                                                                                       DECEMBER 31, 1997
                                                                                 -----------------------------
                                                                                    HERITAGE       MAX MEDIA
                                                                                 -------------- --------------
      Interest expense adjustment as noted above ...............................   $  (28,956)    $  (17,288)
      Less: Interest expense recorded by Heritage, Max Media and Sullivan ......        5,940          6,078
                                                                                   ----------     ----------
      Pro forma adjustment .....................................................   $  (23,016)    $  (11,210)
                                                                                   ==========     ==========
                                                                                           YEAR ENDED
                                                                                       DECEMBER 31, 1997
                                                                                 ------------------------------
                                                                                    SULLIVAN         TOTAL
                                                                                 -------------- ---------------
      Interest expense adjustment as noted above ...............................   $  (65,962)    $  (112,206)
      Less: Interest expense recorded by Heritage, Max Media and Sullivan ......       40,711          52,729
                                                                                   ----------     -----------
      Pro forma adjustment .....................................................   $  (25,251)    $   (59,477)
                                                                                   ==========     ===========




(n) To record the interest expense reduction of $24,462 related to the application of the Offering proceeds to repay borrowings under the Bank Credit Agreement offset by the increase in commitment fees of $1,646.

(o) To record subsidiary trust minority interest expense for the year ended December 31, 1997 ($200,000 aggregate liquidation value of HYTOPS at 11.625%).




     Subsidiary trust minority interest expense ........................    $  23,250
     Subsidiary trust minority interest expense recorded by the Company       (18,600)
                                                                            ---------
     Pro Forma adjustment ..............................................    $   4,650
                                                                            =========

(p) To eliminate interest income for the year ended December 31, 1997 on proceeds from the December 1997 Notes Issuance due to assumed utilization of excess cash for the Significant Acquisitions.

(q)  To record tax provision (benefit) at the applicable tax rates.

(r) To record an increase in the extraordinary loss, net of the tax effect related to the Debt Repurchase and the write-off of the deferred financing costs related to the 1993 Notes.

(s) Weighted average shares outstanding on a pro forma basis assumes that the 4,345,000 shares of Class A Common Stock issued in the 1997 Common Stock Issuance were outstanding as of the beginning of the period.

(t) Weighted average shares outstanding on a pro forma basis assumes that 1,754,386 shares of Class A Common Stock issuable at the option of the Company pursuant to the Sullivan Acquisition Agreement (assuming an average closing price of $57 per share at time of issuance) were outstanding as of the beginning of the period.

(u) Weighted average shares outstanding on a pro forma basis assumes that the 6,000,000 shares of Class A Common Stock to be issued in the Offering and the 2,032,563 shares of Class A Common Stock to be issued upon conversion of approximately 558,955 shares Series B Preferred Stock to be sold by the Selling Stockholders were outstanding as of the beginning of the period.